UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 16, 2015 (December 10, 2015)

U.S. ENERGY CORP.
(Exact Name of Company as Specified in its Charter)

Wyoming	0-6814	83-0205516
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

877 North 8th West, Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
(Former Name, Former Address or Former Fiscal Year, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

□            Written communications pursuant to Rule 425 under the Securities Act
□            Soliciting material pursuant to Rule 14a-12 under the Exchange Act
□            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
□            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5:  Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2015, Mark J. Larsen, a director of U.S. Energy Corp. ("U.S. Energy" or the "Company"), notified the Company that he intends to resign from the Board of Directors effective December 31, 2015.

The Board of Directors appointed David A. Veltri, CEO to serve the remainder of Mr. Larsen's director term until the 2016 annual meeting of shareholders.  Mr. Veltri's biographical information can be found in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2015.  Mr. Veltri will not be separately compensated for his board service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

Dated: December 16, 2015	By:	/s/ David A. Veltri
David A. Veltri, CEO